John Hancock Funds III

Supplement dated January 3, 2014

to all current Summary Prospectuses, Statutory Prospectuses and the Statement of Additional Information relating to all classes of

John Hancock Disciplined Value Mid Cap Fund

The following information supplements and supersedes any information to the contrary relating to all classes of shares offered by John Hancock Disciplined Value Mid Cap Fund (the “Fund”) contained in the Summary Prospectuses, Statutory Prospectuses, and the Statement of Additional Information relating to those share classes.

Effective after the close of business January 31, 2014, shares of all classes of the Fund may no longer be purchased by new investors, except as noted below.

•	Existing shareholders of the Fund as of the close of business on January 31, 2014 may continue to purchase additional shares of the Fund in their existing Fund accounts, and may continue to reinvest dividends or capital gains distributions received from the Fund.

•	New accounts established with existing shares of the Fund by transfer, such as transfers as a result of a change in broker, transfer-in-kind, divorce, or death, will be permitted.

•	Participants in group employer retirement plans, including 401(k), 403(b), 457 plans, non-qualified deferred compensation, and health savings account programs (and their successor plans) (a “plan”) may establish an account in the Fund if the Fund had been established (or was in the process of being approved) as an investment option under the plan (or under another plan sponsored by the same employer) as of January 31, 2014. Any plans approved (or in the process of being approved) by the Fund as of January 31, 2014 must begin investing in Fund shares no later than July 31, 2014.

•	Discretionary fee-based advisory or group retirement models or programs that include the Fund as an investment option, or have approved the Fund as an investment option as of January 31, 2014, may continue to make Fund shares available to new and existing accounts.

•	Financial advisors who manage discretionary fee-based wrap accounts (including registered investment advisory firms) and who have included the Fund in their discretionary account models or programs, or have approved the use of the Fund in their models or programs by January 31, 2014, may continue to make Fund shares available to new and existing accounts.

•	Portfolio managers and other employees of the Fund’s investment advisor and subadvisor may purchase shares of the Fund.

If a shareholder redeems all shares in his or her account, the shareholder will not be able to buy additional Fund shares or reopen his or her account.

The Fund reserves the right to change or make exceptions to these policies at any time and may permit new accounts in the Fund to be opened by certain investors, including investors not identified above.

You should read this Supplement in conjunction with the Fund’s Summary Prospectus, Statutory Prospectus, and/or Statement of Additional Information, as applicable, and retain it for future reference.